                                                                  EXECUTION COPY

                                   CONSENT AND
                    AMENDMENT NO. 1 TO THE FACILITY AGREEMENT


                                        Dated as of February 5, 2002


To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lender Parties")
   party to the Intercreditor Agreement
   referred to below and to The Bank
   of Nova Scotia and Citibank, N.A.,
   as debt coordinators (the "Debt Coordinators")


Ladies and Gentlemen:

         1. We refer to the (i) Amendment, Modification, Restatement and General Provisions Agreement dated as of October 6, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "Facility Agreement") among The Warnaco Group, Inc. ("Group"), Warnaco Inc. ("Warnaco"), the other direct and indirect Subsidiaries of Group party thereto, The Bank of Nova Scotia ("Scotiabank"), as Administrative Agent (the "Administrative Agent"), Scotiabank and Citibank, N.A., as Debt Coordinators (the "Debt Coordinators"), for themselves and as representatives of each of the Lender Parties, and State Street Bank and Trust Company, as Collateral Trustee (the "Collateral Trustee") and (ii) Intercreditor Agreement referred to in the Facility Agreement. Capitalized terms not otherwise defined in this Consent and Amendment No. 1 to the Facility Agreement (this "Agreement") have the same meanings as specified in Annex A to the Facility Agreement.

         2. For purposes of this Agreement, the following terms shall have the following meanings:

         (i) "Bra Company Sale" means the disposition by Warnaco U.K. of all of its interest in The Bra Company SARL for a nominal sum to Mr. Driss Senoussi (or his designee) pursuant to that certain Framework Agreement to be entered into among Warnaco U.K., Mr. Driss Senoussi, The Bra Company SARL, Atlantic Group SA and Les Ateliers de Lingerie SARL (the "Framework Agreement");

         (ii) "Debtor Loan Parties" has the meaning as defined in the Intercreditor Agreement;





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                                       2



         (iii) "DIP Facility" means that certain Senior Secured Super-Priority Debtor in Possession Revolving Credit Agreement, dated June 11, 2001 (as amended, supplemented or otherwise modified through the date hereof), among The Warnaco Group Inc., Warnaco, the subsidiaries of The Warnaco Group Inc. party thereto, the lenders, issuers and arrangers party thereto, and Citibank, N.A., as administrative agent;

         (iv) "DIP Order" means that certain Final Order (I) Authorizing Debtors in Possession to Enter into Post-Petition Credit Agreement Pursuant to Section 364 of the Bankruptcy Code, (II) Authorizing Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (III) Granting Adequate Protection Pursuant to Sections 363 and 364 of the Bankruptcy Code, and
                  (IV) Scheduling Final Hearing Pursuant to Bankruptcy Rule 4001(C), dated July 9, 2001, entered by the Bankruptcy Court in respect of the Case;

         (v) "GJM Sale" means the sale by (A) Warnaco (HK) Ltd ("Warnaco Hong Kong") of all of the equity interests directly or indirectly owned by it in the following subsidiaries: G.J.M. (H.K.) Manufacturing Ltd., Panyu GJM Shatou Manufacturing Ltd., GJM Lanka Manufacturing (Private) Ltd. and GJM (Philippines) Manufacturing, Inc. and (B) Warnaco Hong Kong, Warnaco and Warner's (United Kingdom) Limited, a company incorporated in Northern Ireland with registered number NI 5449 and registered in England and Wales with number FC 14629 ("Warnaco U.K.") of certain other specified assets relating to the women's intimate apparel and other apparel business of the GJM companies; in each case pursuant to and as described in that certain Stock and Asset Sale Agreement, dated as of December 21, 2001 (the "Stock and Asset Sale Agreement"), among Warnaco, Warnaco U.K., Warnaco Hong Kong and Luen Thai Overseas Limited, or such other agreement (the Stock and Asset Sale Agreement or such other agreement, as applicable, the "GJM Agreement") relating to the sale of the business of the GJM companies as is approved as having superior economic terms to the Stock and Asset Sale Agreement by the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") in respect of the filing made on June 11, 2001 by The Warnaco Group, Inc. and other affiliates under Chapter 11 of title 11 of the United States Code (the "Case");

         (vi) "Non-Debtor Loan Parties" has the meaning as defined in the Intercreditor Agreement;

         (vii) "Penhaligons Sale" means the sale by (A) Mullion International Limited ("Mullion") of (1) all of the shares of capital stock of LMK Limited, (2) 41 ordinary shares of capital stock of Penhaligon's & Jeavons Investment Co. Limited (being 51% of its issued share capital), (3) 20,400 ordinary shares of capital stock of Mulmkion BV (being 51% of its issued share capital), (4) 50 ordinary shares of capital stock of Penhaligon's Pacific Limited (being 50% of its issued share capital) and (B) Mullion and Warnaco, and leasing by Warnaco, of certain other specified assets relating to the business of the Penhaligon's companies; in each case pursuant to and as described in that certain Agreement Relating to the Sale and Purchase of the Entire Issued Share Capital of LMK Limited and Shares in the Capital of Penhaligon's & Jeavons Investment Co. Limited, Mulmkion BV and Penhaligon's Pacific Limited, dated December 18, 2001 (the "Penhaligons Agreement"), between Mullion and Royal Holdings, Inc.;

         (viii) "PMJ/IZKA Sale" means the liquidation of PMJ S.A. and related asset transfers by Warner's Aiglon S.A. ("Aiglon"), as described in that certain Settlement Agreement, dated November 14, 2001, among Aiglon, Mr. Gerard Petit and Mr. Patrick James-Pallade;

         (ix) "Released Guarantors" means, collectively, Penhaligon's & Jeavons Investment Co. Limited, Penhaligon's Limited, Penhaligon's Pacific Limited, G.J.M. (H.K.) Manufacturing Ltd., and IZKA S.C.; and

         (x) "Transactions" means, collectively, the Penhaligons Sale, the PMJ/IZKA Sale, the GJM Sale and the Bra Company Sale.

         3. We hereby request that you consent to the Transactions, and specifically request that you waive, solely with respect to the:

         (i) Penhaligons Sale, the requirements of Sections 2.6(d) and 2.9 of the Facility Agreement;

         (ii) PMJ/IZKA Sale, the requirements of Sections 2.6(d) and 2.9 of the Facility Agreement;

         (iii) GJM Sale, the requirements of Sections 2.6(d) and 2.9 of the Facility Agreement; and

         (iv) Bra Company Sale, the requirements of Sections 2.6(d) of the Facility Agreement.

In addition, we hereby request that, in connection with, and concurrently with, the closing of the relevant Transactions, the Released Guarantors be released from the Loan Documents to which they are party.

         4. We agree that we will cause, on the date or dates of receipt (including upon release from any applicable escrow arrangement, or as a result of any purchase price adjustment, or otherwise):

         (i) Mullion to (A) pay (directly or indirectly) to Warnaco B.V. all of the Net Cash Proceeds of the Penhaligons Sale and (B) subordinate any claim it may have to such Net Cash Proceeds to the interests of the Collateral Trustee for the benefit of the Secured Parties in such Net Cash Proceeds pursuant to the Security Agreement specified below (and will also cause any other Loan Party which receives any such Net Cash Proceeds to subordinate its claims to such amounts in a similar manner); provided that all proceeds resulting from the sale, if any, of the U.S. assets owned by Warnaco relating to the business of the Penhaligons companies, as specified in Section 5(F) of the Penhaligons Agreement, shall be paid to such Person as specified by the Bankruptcy Court at such time, if any, that such assets are sold;

         (ii) Warnaco B.V. to deposit all of the Net Cash Proceeds of the Penhaligons Sale received by it from Mullion and from any other Person, into a deposit or security account denominated in dollars and held with State Street Bank and Trust Company (or its affiliates or designees) in London ("Cash Collateral Account") established by Warnaco B.V. in favor of the Collateral Trustee for the benefit of the Secured Parties pursuant or in reference to the Security Agreement specified below;

         (iii) Aiglon to deposit all of the Net Cash Proceeds of the PMJ/IZKA Sale to which Aiglon is entitled under the Settlement Agreement, including proceeds received directly by it and received from any other Person, into a Cash Collateral Account established by Aiglon in favor of the Collateral Trustee for the benefit of the Secured Parties pursuant or in reference to the Security Agreement specified below; and

         (iv) each of Warnaco U.K. and Warnaco Hong Kong to deposit all of the Net Cash Proceeds of the GJM Sale received by them, including proceeds received directly by them and received from any other Person, into separate Cash Collateral Accounts established by each of Warnaco U.K. and Warnaco Hong Kong in favor of the Collateral Trustee for the benefit of the Secured Parties pursuant or in reference to the Security Agreement specified below; provided that, in respect of the GJM Sale,
                  (a) all proceeds resulting from the sale of the accounts receivable owned by Warnaco relating to the GJM business, as specified on Schedule 2.2(a) to the GJM Agreement, and the inventory owned by Warnaco relating to the GJM business, as specified in Section 2.2(c) of the GJM Agreement, to the extent such receivables and inventory constitute part of the DIP Facility Borrowing Base (as defined in, and as determined by the Debt Coordinators in accordance with the terms of, the DIP Facility), shall be paid by Warnaco U.K. and Warnaco Hong Kong to Warnaco when such proceeds are received by either of them, (b) $51,000 will be paid by Warnaco to General Electric Capital Corporation ("GECC"), pursuant to the order of the Bankruptcy Court dated January 17, 2002, in satisfaction of GECC's claims with respect to assets subject to the GJM Sale,
                  (c)
                  all proceeds received in respect of the licensing by Warnaco of the trademark "WARNER'S'r' to Luen Thai Overseas Limited pursuant to the licensing agreement specified in Section 3.2(i) of the GJM Agreement will be paid to Warnaco or such other Person as may be designated by the Bankruptcy Court from time to time and (d) all Net Cash Proceeds which are required to be deposited into the Cash Collateral Accounts pursuant to this clause (iv) but which are received initially in Hong Kong upon the closing of the GJM Sale will be deposited by Warnaco Hong Kong in an account with a Lender Party and paid to the Cash Collateral Account as otherwise required by this Agreement as soon as commercially practicable, but by no later than two Business Days following receipt in Hong Kong, pursuant to an instruction given by Warnaco Hong Kong to such Lender Party on the day such Net Cash Proceeds are received (and Warnaco Hong Kong agrees that such funds will not be used for any other purpose prior to such payment to the Cash Collateral Accounts);

provided, that, (1) all Net Cash Proceeds received by any Loan Party on or after July 31, 2002 in respect of any of the Transactions shall be deposited in a Cash Collateral Account, and then released to the Administrative Agent for distribution to the Lender Parties pursuant to Section 2.1 of the Intercreditor Agreement when the Tranche B Commitment (as defined in the DIP Facility) has been reduced to $0 (or shall be released immediately upon deposit if such Tranche B Commitment has been previously reduced to $0) and (2) the Debt Coordinators may approve in their sole discretion any changes to the settlement mechanics specified in this Section 4, so long as, notwithstanding any such changes, the Net Cash Proceeds of the Transactions are deposited into the Cash Collateral Accounts as and when otherwise specified in this Section 4.

         5. We also request that the Facility Agreement be amended as follows:

         (i) Section 2.5(e) be amended by adding at the end thereof a new proviso, to read as follows: "provided further that any Subsidiary which is inactive or dormant (meaning that on the date of determination and on a Consolidated basis with its Subsidiaries, it has assets with an aggregate fair market value of less than $25,000 or had revenues of less than $25,000 during the past 12-month period) may be dissolved, so long as if such inactive or dormant Subsidiary is a (A) Foreign Subsidiary, any assets distributed upon dissolution be distributed to a Subsidiary of Group not then subject to a Bankruptcy Event and (B) Loan Party, any assets distributed upon dissolution be distributed to a Loan Party"; and

         (ii) Section 2.6(d) be amended by adding at the end thereof a new proviso, to read as follows: "provided further that Group or any of its Subsidiaries may grant any option or other right to purchase, lease or otherwise acquire any assets so long as all necessary consents of Lender Parties under the Loan Documents and Covered Documents is an express condition to the closing of such transaction (if such transaction is not otherwise permitted under this Section 2.6(d))".

         6. This Agreement shall become effective as of the date first above written, when, and only when, on or before the date hereof (or, in the case of clauses (ii)(B), (ii)(C), (iv) and (v) below, the date of the closing of the GJM Sale, the Penhaligons Sale and the Bra Company Sale, respectively) the Administrative Agent shall have received:

         (i) counterparts of this Agreement executed by all of the Loan Parties and the Supermajority Lenders or, as to any of the Lender Parties, advice satisfactory to the Debt Coordinators that such Lender Party has executed this Agreement;

         (ii) evidence satisfactory to the Debt Coordinators that all other consents and approvals necessary in connection the Transactions as a whole, or, where applicable, any of the Transactions (including, without limitation: (A) consents required under the DIP Facility, (B) with respect to the GJM Sale only (and none of the other Transactions), the approval of the Bankruptcy Court and (C) with respect to the Penhaligons Sale only (and none of the other Transactions), the approval of the lenders thereunder or the European Revolver Agent on their behalf) shall have been obtained and be in effect;

         (iii) executed counterparts of collateral security agreements creating a security interest in favor of the Collateral Trustee for the benefit of the Secured Parties over the balances in the Cash Collateral Accounts described in Section 4 above in respect of the Penhaligons Sale, the PMJ/IZKA Sale and the GJM Sale (collectively, the "Security Agreement"; which is, and shall for all purposes constitute, a Collateral Document), governed by English law and otherwise in form and substance satisfactory to the Debt Coordinators, executed by Warnaco B.V., Aiglon, Warnaco Hong Kong and Warnaco U.K. to secure the Secured Obligations of such companies, and the principal substantive features of which shall be: (A) establishment or confirmation of the respective Cash Collateral Accounts into which the Net Cash Proceeds of the Penhaligons Sale, the PMJ/IZKA Sale and the GJM Sale will be deposited upon receipt by Warnaco B.V., Aiglon, Warnaco Hong Kong and Warnaco U.K., (B) creation or ratification of a first priority perfected security interest in the Cash Collateral Accounts in favor of the Collateral Trustee to secure the Obligations of the Foreign Credit Parties under the Loan Documents and the Covered Facilities, (C) a requirement that the release of any funds in any Cash Collateral Account to or on behalf of any Person other than a Lender Party will require approval by the Supermajority Lenders and (D) the release on July 31, 2002, of any and all proceeds then in the Cash Collateral Accounts to the Administrative Agent for distribution to the Lender Parties pursuant to Section 2.1 of the Intercreditor Agreement; provided that (1) such release is conditional on the Tranche B Commitment (as defined in the DIP Facility) having been reduced to $0 and (2) if such release has not occurred on or by such date (or if amounts deposited in a Cash Collateral Account subsequent to July 31, 2001 shall not be immediately released upon deposit) because, in any such case, the Tranche B Commitment under the DIP Facility has not been reduced to $0, the Lender Parties reserve the right to exercise any and all available rights and remedies under the Loan Documents and Covered Documents, applicable law and general principles of equity at such time and from time to time.

         (iv) with respect to the Penhaligons Sale only (and none of the other Transactions), evidence satisfactory to the Debt Coordinators and the European Revolver Agent (as defined below) that Penhaligons Limited has satisfied in full its obligations under the FF480,000,000 Revolving Credit, Guarantee and Overdraft Agreement dated August 14, 1996, as supplemented by Supplement Agreement dated April 17, 1998 (and as further amended, supplemented or otherwise modified through the date hereof, the "Franc Facility") among Warnaco, the other Loan Parties party thereto, the Lender Parties party thereto and Societe Generale, as managing and administrative agent (the "European Revolver Agent"), through repayment or the assumption of such obligations by another Loan Party or otherwise; it being understood that any amount received by any Lender Party in respect of the repayment of such Debt shall be paid to the Administrative Agent for distribution to the Lender Parties pursuant to Section 2.1 of the Intercreditor Agreement; and

         (v) with respect to the Bra Company Sale only (and none of the other Transactions), the approval by the Debt Coordinators of all changes in the final Framework Agreement as compared to the draft version of such agreement previously reviewed by the Debt Coordinators.

         7. Each Loan Party represents and warrants as follows:

         (i) It is a corporation or other entity duly organized and validly existing under the laws of the jurisdiction of its incorporation or organization.

         (ii) The execution, delivery and performance by each Loan Party of this Agreement are within such Loan Party's corporate or other powers, have been duly authorized by all necessary corporate or other action, and do not (a) contravene such Loan Party's charter or bylaws or other constitutive documents, (b) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (c) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (d) except for the Liens created under the Loan Documents and the Covered Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

         (iii) This Agreement has been duly executed and delivered by each of the Loan Parties. This Agreement and each of the Loan Documents, as amended hereby, are the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

         8. The Debt Coordinators hereby instruct the Collateral Trustee to execute and deliver (i) the Security Agreement and (ii) all release deeds, termination agreements and similar instruments satisfactory to the Debt Coordinators as necessary to (A) effect the Transactions and (B) with respect to the dissolution of any inactive or dormant Subsidiary in accordance with Section 2.5(e) of the Facility Agreement (as amended by this Agreement), release such Subsidiary from the Loan Documents to which it is a party and release any Collateral from the assignment and security interest granted under the Collateral Documents by such Subsidiary or in respect of such Subsidiary's capital stock in accordance with the terms of the Loan Documents; and to take all actions (or refrain from acting) in each case as specified therein.

         9. On and after the effectiveness of this Agreement, each reference in the Facility Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Facility Agreement, and each reference in each of the other Loan Documents to "the Facility Agreement", "thereunder", "thereof" or words of like import referring to the Facility Agreement, shall mean and be a reference to the Facility Agreement, as amended by paragraph 5 of this Agreement. The Facility Agreement and each of the other Loan Documents, except to the extent of the waiver and amendment specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party, the Debt Coordinators, the Administrative Agent or the Collateral Trustee under any of the Loan Documents or Covered Documents, nor constitute a waiver of any provision of any of the Loan Documents or Covered Documents. This Agreement is requested pursuant to the provisions of Section 2.2 of the Intercreditor Agreement.

         10. Each of the undersigned Loan Parties, as Guarantors under the Parent Guaranty or the Subsidiary Guaranty, as applicable, hereby consents to the execution and delivery of this Agreement and hereby confirms and agrees that
(i) notwithstanding the effectiveness of this Agreement, the Guaranty to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and (ii) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

         11. Each of the undersigned Loan Parties hereby acknowledges that payment of all costs and expenses of the Debt Coordinators incurred in connection with the preparation, execution and delivery of this Agreement and all related documents and instruments (including, without limitation, the fees and expenses of counsel and other advisers to the Debt Coordinators) shall be paid in accordance with paragraph 22 of the DIP Order.

         12. Each of the undersigned Non-Debtor Loan Parties hereby acknowledges and agrees that it does not have any defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of the obligation of any Non-Debtor Loan Party to pay any amounts owed in respect of any Obligations of any Non-Debtor Loan Party under this Agreement, the Loan Documents or the Covered Documents or to seek affirmative relief or damages of any kind or nature from any Lender Party or Agent. Each of the undersigned Non-Debtor Loan Parties hereby voluntarily and knowingly releases and forever discharges each Lender Party and Agent and each of their respective agents, employees, successors and assigns, from all possible claims, actions, demands, causes of action, damages, costs, or expenses, and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the date hereof, which each Non-Debtor Loan Party may now or hereafter have against any Lender Party or Agent or their respective agents, employees, successors and assigns, if any, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including, without limitation, the exercise of any rights and remedies under this Agreement, the Loan Documents or the Covered Documents, or the negotiation and execution of this Agreement. Each of the undersigned Non-Debtor Loan Parties (other than the Released Guarantors) hereby (i) consents to the release, upon the closing of the respective Transactions, of the Released Guarantors from all Loan Documents to which such Released Guarantors are a party and (ii) confirms that their respective liabilities as Guarantors shall not be discharged or otherwise affected as a consequence of such release.

         13. If you agree to the terms and provisions of this Agreement, please evidence such agreement by (i) faxing your signature page to Howard Fine (fax 646-848-8654; back-up fax: 212-848-7179; tel. 212-848-8654;) by no later than
12:00 noon (New York time) on February 5, 2002 and (ii) executing and returning two counterparts of this Agreement to Howard Fine, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 at your earliest convenience.

         14. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         15. The Debtor Loan Parties, which are debtors-in possession, are joining this Agreement solely with respect to Sections 2.5(k) and 2.6 of the Facility Agreement, and other relevant provisions of the DIP Order, which are, in each case, applicable to them by operation of the DIP Order.



                [remainder of this page intentionally left blank]

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                       Very truly yours,

                                       THE WARNACO GROUP, INC.



                                       By /s/ Stanley P. Silverstein
                                          -------------------------------------
                                          Title:

Agreed as of the date first above written:


WARNACO INC.
DESIGNER HOLDINGS LTD.
OUTLET STORES, INC.
OUTLET HOLDINGS, INC.
RIO SPORTSWEAR, INC.
AEI MANAGEMENT CORPORATION
JEANSWEAR HOLDINGS, INC.
CALVIN KLEIN JEANSWEAR COMPANY
CKJ HOLDINGS, INC.
CKJ SOURCING, INC.
ABBEVILLE MANUFACTURING COMPANY
KAI JAY MANUFACTURING COMPANY
BLANCHE INC.
184 BENTON STREET INC.
WARNACO INTERNATIONAL INC.
WARMANA LIMITED
WARNACO SOURCING INC.
WARNER'S DE COSTA RICA INC.
AUTHENTIC FITNESS CORPORATION
AUTHENTIC FITNESS PRODUCTS INC.
WARNACO U.S., INC.
WARNACO MEN'S SPORTSWEAR, INC.
C.F. HATHAWAY COMPANY
WARNACO VENTURES LTD.
VENTURES LTD.
A.B.S. CLOTHING COLLECTION, INC.
WARNACO INTERNATIONAL, L.L.C.
AUTHENTIC FITNESS RETAIL INC.
AUTHENTIC FITNESS ON-LINE, INC.
CCC ACQUISITION CORP.
CCC ACQUISITION REALTY CORP.
UBERTECH PRODUCTS, INC.
WARNACO PUERTO RICO, INC.


By /s/ Stanley P. Silverstein
   ---------------------------
       Name:
       Title:

MYRTLE AVENUE, INC.


By /s/ Stanley P. Silverstein
   ---------------------------
      Name:
      Title:


GREGORY STREET, INC.


By /s/ Stanley P. Silverstein
   ---------------------------
      Name:
      Title:


PENHALIGON'S BY REQUEST, INC.


By /s/ Stanley P. Silverstein     /s/ Linda Weinberger
   ---------------------------------------------------
      Name:
      Title:


LINDA VISTA DE TLAXCALA, S.A. DE C.V.
WAC INTERNATINAL DISTRIBUCION DE PUEBLA, S.A. DE C.V.
CENTRO DE CORTE TETLA, S.A. DE C.V.
VISTA DE HUAMANTLA, S.A. DE C.V.
VISTA DE PUEBLA, S.A. DE C.V.
LINDA VISTA DE VERACRUZ, S.A. DE C.V.
OLGUITA DE MEXICO, S.A. DE C.V.
JUARMEX, S.A. DE C.V.
AUTHENTIC FITNESS DE MEXICO, S.A. DE C.V.
VISTA DE YUCATAN, S.A. DE C.V.
WARNER'S DE MEXICO, S.A. DE C.V.


By /s/ Stanley P. Silverstein
   ---------------------------
      Name:
      Title:

WARNACO (HK) LTD
PENHALIGON'S LIMITED*
PENHALIGON'S PACIFIC LIMITED*
AUTHENTIC FITNESS (HK) LTD
G.J.M. (H.K.) MANUFACTURING LIMITED*
DESIGNER HOLDINGS OVERSEAS LIMITED
WARNER'S AIGLON S.A.
WARNACO FRANCE SARL
EURALIS S.A.S.
LEJABY S.A.S.
CALVIN KLEIN FRANCE S.N.C.
IZKA S.C.*
PMJ S.A.
WARNACO OF CANADA COMPANY
AUTHENTIC FITNESS OF CANADA INC.
WARNACO LAC ONE GMBH
WARNACO LAC TWO GMBH
ERATEX-WARNACO LAC TWO GMBH & CO. KG
WARNER'S (UNITED KINGDOM) LIMITED
PENHALIGON'S & JEAVONS INVESTMENT COMPANY LIMITED*
DONATEX-WARNACO S.A.
WARNER'S COMPANY (BELGIUM)


By /s/ Stanley P. Silverstein
   ---------------------------
      Name:
      Title:


WARNACO HOLLAND B.V.
WARNACO NETHERLANDS B.V.
WARNACO B.V.


By /s/ Stanley P. Silverstein
   ---------------------------
      Name:
      Title:


By
   ---------------------------
      Name:
      Title:




--------
* these Loan Parties will be released from the Subsidiary Guaranty upon the closing of the applicable Transactions

Agreed as of the date first above written:



CITICORP USA, INC.
------------------------------------------
[Please type or print name of Lender Party]


By /s/ Gregory Frenzel
   -------------------------------
      Title: Senior Vice President

Agreed as of the date first above written:



THE BANK OF NOVA SCOTIA
------------------------------------------
[Please type or print name of Lender Party]


By /s/ Olivia L. Braun
   -------------------------------
      Title: Director

Agreed as of the date first above written:



BANK OF AMERICA, N.A.
------------------------------------------
[Please type or print name of Lender Party]


By /s/ Rajun N. Patel
   -------------------------------
      Title: Principal

Agreed as of the date first above written:



Commerzbank AG,
New York and Grand Cayman Branches


By /s/ Robert J. Donohue
   -------------------------------
      Title: Senior Vice President


By /s/ [Illegible]
   -------------------------------
      Title: Vice President

Agreed as of the date first above written:



------------------------------------------
Fleet National Bank


By /s/ Ralph C. Palma
   -------------------------------
      Signed By: Ralph C. Palma
      Title: Senior Vice President

Agreed as of the date first above written:



JP Morgan Chase Bank F/K/A/ Morgan Guaranty Trust Company of New York
------------------------------------------
[Please type or print name of Lender Party]


By /s/ Houston A. Stebbins
   -------------------------------
      Houston A. Stebbins
      Title: Managing Director

Agreed as of the date first above written:



SOCIETE GENERALE
------------------------------------------
[Please type or print name of Lender Party]


By /s/ Harry T. Nullet
   -------------------------------
      Title: Director

Agreed as of the date first above written:



THE BANK OF NEW YORK
-----------------------------------------
[Please type or print name of Lender Party]


By /s/ [Illegible]
   -------------------------------
      Title: Vice President

Agreed as of the date first above written:



[Illegible]
------------------------------------------
GENERAL ELECTRIC CAPITAL CORPORATION


By /s/ [Illegible]
   -------------------------------
      Title:

Agreed as of the date first above written:



BANK LEUMI USA
------------------------------------------
[Please type or print name of Lender Party]


By /s/ Bruce Stiller
   -------------------------------
      Title: Vice Pres.

Agreed as of the date first above written:



----------------------------------
Silver Oak Capital LLC


By /s/ Jeffrey H. Aronson
   -------------------------------
      Title: Authorized Signatory

Agreed as of the date first above written:



UNION BANK OF CALIFORNIA
------------------------------------------
[Please type or print name of Lender Party]


By /s/ Allison Berry
   -------------------------------
      Title: Vice President